Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Ark Developments Inc.. (the “Company”) for the period ended June 30, 2008, each of the undersigned Noah Clark, the Chief Executive Officer, the Chief Accounting  Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2008	/s/ Noah Clark
Noah Clark, President, Treasurer and Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to First Corporation and will be retained by Ark Developments Inc. and furnished to the Securities and Exchange Commission or its staff upon request.